UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2021

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2021, NCL Finance, Ltd. (“NCL Finance”), a subsidiary of NCL Corporation Ltd. (“NCLC”), closed its previously announced private offering (the “NCL Finance Offering”) of $525.0 million aggregate principal amount of 6.125% senior notes due 2028 (the “NCL Finance Notes”). The NCL Finance Notes were issued pursuant to an indenture, dated March 3, 2021 (the “NCL Finance Indenture”), by and among NCL Finance, as issuer, NCLC, as guarantor, the other guarantors named therein and U.S. Bank National Association, as trustee, principal paying agent, transfer agent and registrar. NCL Finance and NCLC expect to use the net proceeds from the Offerings (as defined below) to fully repay the borrowings outstanding under the Pride of America Credit Facility (as defined below) and the Norwegian Jewel Credit Facility (as defined below), together with accrued but unpaid interest thereon, and to pay any related transaction premiums, fees and expenses, with the remainder of the net proceeds from the Offerings to be used for general corporate purposes.

Interest on the NCL Finance Notes will accrue from March 3, 2021 and is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2021, at a rate of 6.125% per year. The NCL Finance Notes will mature on March 15, 2028 unless earlier redeemed or repurchased. The NCL Finance Notes will be guaranteed by NCLC and certain of NCLC’s subsidiaries on a senior unsecured basis.

NCL Finance may, at its option, redeem all or a part of the NCL Finance Notes (i) prior to December 15, 2027, at a redemption price equal to 100% of the principal amount of the NCL Finance Notes to be redeemed plus an applicable “make-whole” amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date and (ii) on or after December 15, 2027, at a redemption price equal to 100% of the principal amount of the NCL Finance Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time prior to March 15, 2024, NCL Finance may redeem up to 40% of the aggregate principal amount of the NCL Finance Notes with the net proceeds of certain equity offerings, subject to certain restrictions. NCL Finance may also redeem the NCL Finance Notes, in whole but not in part, following the occurrence of certain tax law changes at a redemption price equal to 100% of the principal amount of the NCL Finance Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The NCL Finance Indenture contains covenants that limit the ability of NCL Finance and NCLC and its restricted subsidiaries to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments; (iii) make investments; (iv) consummate certain asset sales; (v) engage in certain transactions with affiliates; (vi) grant or assume certain liens; and (vii) consolidate, merge or transfer all or substantially all of their assets. Additionally, upon the occurrence of specified change of control triggering events, NCL Finance may be required to offer to repurchase the NCL Finance Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The NCL Finance Indenture also contains customary events of default.

The foregoing summary of the NCL Finance Indenture and the NCL Finance Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the NCL Finance Indenture and form of NCL Finance Note, which are attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Pride of America Credit Facility

In connection with the Offerings, on March 3, 2021, NCLC delivered notice of its intent, effective March 3, 2021, to repay in full and terminate the Credit Agreement, dated as of January 10, 2019 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Pride of America Credit Facility”), among NCLC, as borrower, Pride of America Ship Holding, LLC, as guarantor, Nordea Bank Abp, New York Branch, as administrative agent and collateral agent, and the other parties thereto. Pursuant to the Pride of America Credit Facility, on March 3, 2021, NCLC repaid the full amount of outstanding borrowings under the Pride of America Credit Facility, which totaled approximately $230.0 million, plus accrued but unpaid interest thereon, and the Pride of America Credit Facility was terminated in full. The material terms and conditions of the Pride of America Credit Facility were described in our Current Reports on Form 8-K filed on January 15, 2019, May 4, 2020 and February 4, 2021.

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Norwegian Jewel Credit Facility

In connection with the Offerings, on March 1, 2021, NCLC delivered notice of its intent, effective March 3, 2021, to repay in full and terminate the Credit Agreement, dated as of May 15, 2019 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Norwegian Jewel Credit Facility”), among NCLC, as borrower, Norwegian Jewel Limited, as guarantor, Bank of America, N.A., as administrative agent and collateral agent, and the other parties thereto. Pursuant to the Norwegian Jewel Credit Facility, on March 3, 2021, NCLC repaid the full amount of outstanding borrowings under the Norwegian Jewel Credit Facility, which totaled approximately $222.6 million, plus accrued but unpaid interest thereon, and the Norwegian Jewel Credit Facility was terminated in full. The material terms and conditions of the Norwegian Jewel Credit Facility were described in our Current Reports on Form 8-K filed on May 16, 2019, May 4, 2020 and February 4, 2021.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

In addition, on March 3, 2021, NCLC closed its previously announced private offering (together with the NCL Finance Offering, the “Offerings”) of $575.0 million aggregate principal amount of its 5.875% senior notes due 2026 (the “Additional Notes”). The Additional Notes were issued as additional notes under the indenture, dated December 18, 2020 (the “NCLC Indenture”), by and among NCLC, as issuer, the guarantors named therein and U.S. Bank National Association, as trustee, principal paying agent, transfer agent and registrar. The Additional Notes form part of the same series as the $850.0 million aggregate principal amount of NCLC’s 5.875% senior notes due 2026 issued on December 18, 2020 (together with the Additional Notes, the “NCLC Notes”).

Interest on the NCLC Notes will accrue from December 18, 2020 and is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on March 15, 2021, at a rate of 5.875% per year. The NCLC Notes will mature on March 15, 2026 unless earlier redeemed or repurchased. The NCLC Notes are guaranteed by certain of NCLC’s subsidiaries on a senior unsecured basis.

NCLC may, at its option, redeem all or a part of the NCLC Notes (i) prior to December 15, 2025, at a redemption price equal to 100% of the principal amount of the NCLC Notes to be redeemed plus an applicable “make-whole” amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date and (ii) on or after December 15, 2025, at a redemption price equal to 100% of the principal amount of the NCLC Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, at any time prior to December 15, 2022, NCLC may redeem up to 40% of the aggregate principal amount of the NCLC Notes with the net proceeds of certain equity offerings, subject to certain restrictions. NCLC may also redeem the NCLC Notes, in whole but not in part, following the occurrence of certain tax law changes at a redemption price equal to 100% of the principal amount of the NCLC Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The NCLC Indenture contains covenants that limit the ability of NCLC and its restricted subsidiaries to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments; (iii) make investments; (iv) consummate certain asset sales; (v) engage in certain transactions with affiliates; (vi) grant or assume certain liens; and (vii) consolidate, merge or transfer all or substantially all of their assets. Additionally, upon the occurrence of specified change of control triggering events, NCLC may be required to offer to repurchase the NCLC Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The NCLC Indenture also contains customary events of default.

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The foregoing summary of the NCLC Indenture and the NCLC Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the NCLC Indenture and form of NCLC Note, which are incorporated by reference as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On March 1, 2021, NCLC and NCL Finance issued a press release announcing the Offerings. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On March 1, 2021, NCLC and NCL Finance issued a press release announcing the pricing of the Offerings. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

On March 3, 2021, NCLC and NCL Finance issued a press release announcing the closing of the Offerings. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our voluntary suspension, our ability to weather the impacts of the novel coronavirus (“COVID-19”) pandemic, our expectations regarding the resumption of cruise voyages and the timing for such resumption of cruise voyages, the implementation of and effectiveness of our health and safety protocols, operational position, demand for voyages, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of:

•	the spread of epidemics, pandemics and viral outbreaks and specifically, the COVID-19 pandemic, including its effect on the ability or desire of people to travel (including on cruises), which are expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	our ability to comply with the U.S. Centers for Disease Control and Prevention (“CDC”) Framework for Conditional Sailing Order and any additional or future regulatory restrictions on our operations and to otherwise develop enhanced health and safety protocols to adapt to the pandemic’s unique challenges once operations resume and to otherwise safely resume our operations when conditions allow;

•	coordination and cooperation with the CDC, the federal government and global public health authorities to take precautions to protect the health, safety and security of guests, crew and the communities visited and the implementation of any such precautions;

•	our ability to work with lenders and others or otherwise pursue options to defer, renegotiate or refinance our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

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•	our future need for additional financing, which may not be available on favorable terms, or at all, and may be dilutive to existing shareholders;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

•	the accuracy of any appraisals of our assets as a result of the impact of COVID-19 or otherwise;

•	our success in reducing operating expenses and capital expenditures and the impact of any such reductions;

•	our guests’ election to take cash refunds in lieu of future cruise credits or the continuation of any trends relating to such election;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	the unavailability of ports of call;

•	future increases in the price of, or major changes or reduction in, commercial airline services;

•	adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events;

•	adverse incidents involving cruise ships;

•	adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	any further impairment of our trademarks, trade names or goodwill;

•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	fluctuations in foreign currency exchange rates;

•	overcapacity in key markets or globally;

•	our expansion into and investments in new markets;

•	our inability to obtain adequate insurance coverage;

•	pending or threatened litigation, investigations and enforcement actions;

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•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	our inability to keep pace with developments in technology;

•	changes involving the tax and environmental regulatory regimes in which we operate; and

•	other factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made.

We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated March 3, 2021, by and among NCL Finance, Ltd., as issuer, NCL Corporation Ltd., as guarantor, the other guarantors named therein and U.S. Bank National Association, as trustee, principal paying agent, transfer agent and registrar (incorporated herein by reference to Exhibit 4.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on March 3, 2021 (File No. 001-35784)).
4.2	Indenture, dated December 18, 2020, by and among NCL Corporation Ltd., as issuer, the guarantors named therein and U.S. Bank National Association, as trustee, principal paying agent, transfer agent and registrar (incorporated herein by reference to Exhibit 4.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on December 18, 2020 (File No. 001-35784)).
99.1	Press Release of NCL Corporation Ltd., dated March 1, 2021.
99.2	Press Release of NCL Corporation Ltd., dated March 1, 2021.
99.3	Press Release of NCL Corporation Ltd., dated March 3, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     March 3, 2021

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
Name:	Mark A. Kempa
Title:	Executive Vice President and Chief Financial Officer

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